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Exhibit 10.2

PLEDGE AGREEMENT

        PLEDGE AGREEMENT (this "Agreement"), dated as of March 27, 2002, by GENZYME TRANSGENICS CORPORATION, a Massachusetts corporation ("Company"), a Massachusetts corporation, to SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, 2221 Washington Street, Suite 200, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" (the "Secured Party").

W I T N E S S E T H:

        WHEREAS, Secured Party proposes to make certain loans to Company pursuant to a Loan and Security Agreement of even date herewith (the "Loan Agreement"). Any capitalized terms used without definition herein shall have the meanings assigned to them in the Loan Agreement.

        WHEREAS, to induce the Secured Party to enter into the Loan Agreement and make the Loans thereunder, the Company has agreed to enter into this Pledge Agreement and pledge all of the capital stock of the subsidiary listed on Schedule 1 (the "Subsidiary"), to the Secured Party;

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Secured Party hereby agree as follows:

        SECTION 1.    Pledge.    The Company hereby grants, assigns and pledges to the Secured Party a valid lien on and security interest in, all of the Company's right, title and interest in and to the following, whether now owned or at any time hereafter acquired (collectively, the "Collateral"):

                (a)  All of the issued and outstanding capital stock of the Company in the domestic Subsidiary as set forth on Schedule 1 (the "Pledged Shares") and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, and all additional capital stock in Subsidiary from time to time acquired in any manner by the Company, and the certificates representing such additional capital stock, and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such capital stock; and

                (b)  all proceeds of any of the foregoing (including, without limitation, proceeds constituting any property of the types described above).

        SECTION 2.    All Obligations Secured.    This Agreement secures the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations.

        SECTION 3.    Representations and Warranties.    Company represents and warrants as follows:

                (a)  Company has the requisite corporate power and authority to execute, deliver and perform this Agreement and all corporate action necessary for the execution, delivery and performance of this Agreement has been taken.

                (b)  The execution, delivery and performance of this Agreement by Company does not, and will not, contravene (i) the Certificate of Incorporation and By-Laws of Company, (ii) any legal requirement or (iii) any material franchise, license, permit, indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which it or any of its properties are bound, and will not, except as contemplated herein, result in the imposition of any liens or security interests upon any of its properties.

                (c)  This Agreement is the legal, valid and binding obligation of Company, enforceable in accordance with its terms.

                (d)  Company is the legal and beneficial owner of record of the Pledged Shares set forth opposite Company's name in Schedule 1, free and clear of any lien other than liens created pursuant to this Agreement. On the date hereof, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral will be on file in any recording office.

                (e)  The pledge of the Collateral and granting of the liens hereunder, together with the delivery of the stock certificates pledged hereunder and appropriate filings of Uniform Commercial Code financing statements, create a valid and perfected first priority lien on the Collateral, securing the payment and performance of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such lien have been duly made or taken.

                (f)    No authorization, approval, or other action by, and no notice to or filing with, any Person or governmental authority is required for (i) the pledge by such Company of the Collateral pursuant to this Agreement, the grant by such Company of the liens granted hereby or the execution, delivery or performance of this Agreement by such Company, (ii) the perfection of the liens granted pursuant to this Agreement, except for the delivery to the Secured Party of the stock certificates representing the Pledged Shares in Subsidiary and appropriate filings of Uniform Commercial Code financing statements, or (iii) the exercise by the Secured Party of the rights or remedies provided for in this Agreement.

                (g)  The Pledged Shares represented by the certificates identified in Schedule 1 are, and all other Pledged Shares in which Company shall hereafter obtain an interest will be duly authorized, fully paid and nonassessable and none of such Pledged Shares is or will be subject to any contractual restriction upon the transfer of such Pledged Shares.

                (h)  The Pledged Shares represented by the certificates identified in Schedule 1 constitute all of the issued and outstanding shares of capital stock or other equity securities of any class in the Subsidiary, and Schedule 1 correctly identifies, as at the date hereof, the respective class of the shares comprising such Pledged Shares and the respective number of shares represented by each such certificate.

        SECTION 4.    Further Assurances; Covenants; Replacement Collateral.

                (a)  Company covenants and agrees that at any time and from time to time, at the expense of Company, Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Company will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may reasonably request, to perfect and preserve the liens granted or purported to be granted hereby, and cause third parties to acknowledge and to register the pledge of securities hereunder on their books and to deliver statements of account upon the Secured Party's request therefor.

                (b)  Company covenants and agrees that, without the prior written consent of the Secured Party, Company will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, (ii) create or suffer to exist any lien upon or with respect to any of the Collateral, except for the liens under this Agreement, (iii) vote to enable, or take any other action to permit, Subsidiary to issue any capital stock or other equity securities of any nature or to issue any other securities convertible into, exchangeable for or granting the right to purchase any capital stock or other equity securities of any nature of Subsidiary or to convey, exchange, lease, assign, transfer, sell or otherwise dispose of any material assets of the Subsidiary (except that Genzyme Transgenics Securities Corporation may make dividends to the Company), (iv) enter into any agreement or undertaking restricting the right or ability of the Secured Party to sell, assign or transfer any of the Collateral or (v) permit Subsidiary to issue any shares of capital stock or other equity securities of any nature or to issue any securities convertible into or granting the right to purchase or otherwise acquire any shares of capital stock or equity securities of Subsidiary or to convey, exchange, lease, assign, transfer, sell or otherwise dispose of any material assets of the Subsidiary.

                (c)  If Company creates any new subsidiary or acquires any additional capital stock in any Subsidiary, Company shall hold the same in trust for the Secured Party and promptly deliver to the Secured Party the stock certificates evidencing such capital stock, together with undated stock powers related thereto duly executed in blank by Company.

        SECTION 5.    Rights of the Company; Voting; etc.

                (a)  So long as no Event of Default shall have occurred and be continuing, Company shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement and the other Loan Documents and in a manner which does not impair any of the Collateral and to receive and retain any and all cash dividends and distributions paid in respect of the Pledged Shares.

                (b)  Upon the occurrence and during the continuance of an Event of Default:

                        (i)    All rights of any Company to receive the cash dividends and distributions that such Company would otherwise be authorized to receive and retain pursuant to Section 5(a) hereof shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and payments.

                        (ii)  Any and all other dividends and distributions payable to any Company in respect of the Collateral shall be received by such Company in trust for the benefit of the Secured Party, shall be segregated from other funds of such Company and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

        SECTION 6.    Principal Place of Business; Records.    Company shall keep its principal place of business and the place where it keeps its records concerning the Collateral at the address of the Company specified in the Loan Agreement. The Company will hold and preserve such records and, upon reasonable notice from the Secured Party, will permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records.

        SECTION 7.    Transfer or Liens.    Company agrees that it will not sell, transfer or convey any interest in, grant any option with respect to, or suffer or permit any lien to be created upon or with respect to, any of the Pledged Shares during the term of this Agreement, except to or in favor of the Secured Party.

        SECTION 8.    Secured Party Appointed Attorney-in-Fact; Irrevocable Authorization and Instruction to the Subsidiary.    Company hereby appoints the Secured Party as Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Secured Party's discretion, to, upon the occurrence and during the continuance of an Event of Default, take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to exercise the voting and other consensual rights which Company would otherwise be entitled to exercise pursuant to Section 5(a) (and all right of Company to exercise such rights shall cease) and to receive, endorse and collect all instruments made payable to the Company representing any distribution in respect of the Collateral or any part thereof and to give full discharge for the same. Company hereby authorizes and instructs Subsidiary to comply with any instruction received by it from the Secured Party in writing that (i) states that an Event of Default has occurred and is continuing and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Company, and Company agrees that Subsidiary shall be fully protected in so complying. Company hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable.

        SECTION 9.    Reasonable Care; Return of Collateral.

                (a)  Prior to the exercise of its remedies hereunder, the Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own similar property, it being understood that the Secured Party shall not have the responsibility under this Agreement for taking any necessary steps to preserve rights against any parties with respect to any Collateral except as set forth in subsection (b) below.

                (b)  Upon the indefeasible payment in full in cash of all the Obligations and the termination of the Loan Agreement, Company shall be entitled to the return of all of the Collateral pledged by Company hereunder.

        SECTION 10.    Secured Party May Perform.    If Company fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by such Company.

        SECTION 11.    Remedies upon Default.    If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code (the "Code") and the Secured Party may also, without notice except as specified below, transfer the Collateral into its name or that of its nominee, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Company agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

        SECTION 12.    Indemnity and Expenses.

                (a)  Company agrees to and hereby indemnifies the Secured Party, from and against any and all claims, damages, losses, liabilities and expenses arising out of, or in connection with, or resulting from, this Agreement (including, without limitation, enforcement of this Agreement) other than such as arise from the Secured Party's gross negligence or willful misconduct.

                (b)  Company will, upon demand, pay to the Secured Party the amount of any and all expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, (iv) the failure of Company to perform or observe any of the provisions hereof, or (v) any action taken by the Secured Party pursuant to this Agreement.

        SECTION 13.    Security Interest Absolute.    All rights of the Secured Party and security interests hereunder, and all obligations of Company hereunder, shall be absolute and unconditional irrespective of:

                (a)  any lack of validity or enforceability of the Loan Agreement, or any other Loan Document;

                (b)  any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any of the Loan Documents;

                (c)  any taking and holding of collateral or any guaranty for all or any of the Obligations, or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination or release of any collateral or such guaranty, or any non-perfection of any collateral, or any consent to departure from any such guaranty;

                (d)  any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or the manner of sale of any collateral;

                (e)  any consent by Secured Party to the restructure of the Obligations, or any other restructure or refinancing of the Obligations or any portion thereof;

                (f)    any modification, compromise, settlement or release by the Secured Party, by operation of law or otherwise, collection or other liquidation of the Obligations or the liability of any guarantor, or of any collateral, in whole or in part, and any refusal of payment by the Secured Party, in whole or in part, from any obligor or guarantor in connection with any of the Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, any Company; or

                (g)  any other circumstance (including, without limitation, any statute of limitations) which might otherwise constitute a defense available to, or a discharge of, any third party pledgor or guarantor.

        SECTION 14.    Amendments; Waivers; Partial Exercise.    No amendment or waiver of any provision of this Agreement or consent to any departure by the Company here from shall be effective unless in writing and signed by Company and the Secured Party and any such amendment, waiver or consent shall be effective only to the extent set forth therein. No failure to exercise or any delay in exercising on the part of the Secured Party any right, power or privilege under this Agreement shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

        SECTION 15.    Addresses for Notices.    All notices and correspondence hereunder shall be provided in the manner, to the Persons and to the addresses set forth in the Loan Agreement.

        SECTION 16.    Continuing Security Interest; Assignments of Secured Debt.    This Agreement shall create a continuing security interest in and lien on the Collateral and shall (i) remain in full force and effect until released in accordance with the terms hereof, (ii) be binding upon Company, its successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of its respective successors and assigns. Without limiting the generality of the foregoing clause (iii), the Secured Party, in accordance with the terms of the Loan Agreement, may assign or otherwise transfer all or any portion of their rights and obligations under this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect hereof granted herein.

        SECTION 17.    Governing Law; Defined Terms.    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflicts of law. Unless otherwise defined herein or in the Loan Agreement, terms used in

Articles 8 and 9 of the Code are used herein as therein defined. This Agreement shall be deemed for all purposes to be a Loan Document under the Loan Agreement.

        SECTION 18.    Marshalling.    Company hereby waives any right to require the Secured Party to marshal any security or Collateral or otherwise compel the Secured Party seek recourse against or satisfaction of the Obligations from one source before seeking recourse or satisfaction from another source.

        SECTION 19.    Execution in Counterparts; Telecopied Signatures.    This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument. This Agreement, and any notices to be given pursuant to this Agreement, may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original counterpart.

        SECTION 20.    SUBMISSION TO JURISDICTION.    COMPANY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON COMPANY BY MAIL AT THE ADDRESS SET FORTH ABOVE. COMPANY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

        SECTION 21.    JURY TRIAL.    COMPANY AND SECURED PARTY (BY ACCEPTANCE OF THIS AGREEMENT) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF SECURED PARTY RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. COMPANY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR SECURED PARTY TO ACCEPT THIS AGREEMENT AND MAKE THE LOANS.

        SECTION 22.    Lost Items.    Upon receipt of an affidavit of an officer of Secured Party as to the loss, theft, destruction or mutilation of this Agreement or any certificates delivered in connection therewith which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Agreement or certificate, the Company will issue, or cause to be issued, in lieu thereof, a replacement.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its proper and duly authorized officer as of the day and year first above written.

GENZYME TRANSGENICS CORPORATION
By:	/s/ JOHN B. GREEN Name: John B. Green Title: Senior Vice President

Accepted:

SILICON VALLEY BANK
By:	/s/ MICHAEL J. HAREWICK Name: Michael J. Harewick Title: Senior Vice President

Schedule 1

Pledge Agreement between Genzyme Transgenics Corporation
and Silicon Valley Bank, as Secured Party

Pledged Shares

Issuer: Genzyme Transgenics Securities Corporation, a Massachusetts security corporation

Class of Shares: Common

Number of Pledged Shares: 100

Date of Issuance: December 3, 1993

Date of Pledge: March    , 2002

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PLEDGE AGREEMENT
W I T N E S S E T H
Schedule 1